                                                                  EXHIBIT 10.2

                             THE COMPANIES ACT 1985

                                   __________


                       PRIVATE COMPANY LIMITED BY SHARES

                                   __________


                            ARTICLES OF ASSOCIATION

                                       of

                INFORMATION MANAGEMENT RESOURCES (U.K.) LIMITED
           (adopted by special resolution passed on __________, 1994)

                                   __________


                                  PRELIMINARY


1. In these Articles "Table A" means Table A in the Schedule to the Companies (Tables A to F) Regulations 1985 and "the Act" means the Companies Act 1985 including any statutory modification or re-enactment thereof for the time being in force.

2. The regulations contained in Table A shall apply to the Company save insofar as they are excluded or modified by or inconsistent with the Articles hereinafter contained and such regulations and articles shall be the Articles of the Company. References herein to "Regulations" are to regulations of Table A.

3.   Regulations 3, 24, 40, 50, 64, 65-67 inclusive, 73-80 inclusive, 94, 96,
     97, 101, 118, the third sentence of Regulation 88 and the last sentence of each of Regulations 84 and 112 and the words "within the United Kingdom" contained in Regulations 116 shall not apply.


                                 SHARE CAPITAL

4. Each of the shares issued prior to _______, 1994 shall be designated an "A" share by the directors and each share issued after the adoption of this Article shall be designated an "A" share or a "B" share by the directors immediately following its issue in accordance with the following provisions:

     (i) any share issued to a person who holds one or more "A" shares but no "B" shares at the time o the issue of such share shall be designated an "A" share;

     (ii) any share issued to a person holds one or more "B" shares but no "A" shares at the time of the issue of such shares shall be designated a "B" share;

     (iii) in every other case the designation shall be at the discretion of the directors.

5. Except as expressly provided to the contrary in these Articles, the "A" shares and the "B" shares shall rank and be treated pari passu in all respects.

6. The lien conferred by Regulation 8 shall attach to fully paid shares and to all shares registered in the name of any person indebted or under liability to the Company whether he be the sole registered holder of such shares or one of two or more joint holders and shall extend to all moneys payable by him or his estate to the Company.


                               TRANSFER OF SHARES

7. The directors may, in their absolute discretion and without giving any reason for doing so, decline to register the transfer of any share, whether or not a fully paid share.


                             PURCHASE OF OWN SHARES

8. Regulation 35 shall be modified by the deletion of the words "otherwise than out of distributable profits of the Company or the proceeds of a fresh issue of shares" and the substitution for them of the words "whether out of its distributable profits or out of the proceeds of a fresh issue of shares or otherwise."

                        PROCEEDINGS AT GENERAL MEETINGS

9. No business shall be transacted at any meeting unless a quorum is present. A quorum shall be not less than two person entitled to vote upon the business to be transacted, one of whom must be a holder of "A" shares or a proxy or duly authorized representative of such holder and one of whom must be a holder of "B" shares or a proxy or duly authorized representative of such holder.

10. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place or to such other day and at such other time an [sic] place as the directors may determine. If at any adjourned meeting a quorum is not present within half an hour from the time appointed for that meeting, the meeting shall be dissolved.

                      APPOINTMENT AND REMOVAL OF DIRECTORS

11. Unless and until the Company in general meeting shall otherwise determine, the number of directors shall be four.

12. The directors shall be such persons as are appointed in accordance with the following provisions:

     (a) the holders of a majority in number of the issued "A" shares shall be entitled to appoint two directors by notice to the Company signed by the holders of a majority in number of the issued "A" shares or their duly authorized representatives deposited at the registered office of the Company;

     (b) the holders of the majority in number of the issued "B" shares shall be entitled to appoint two directors by notice to the Company signed by the holders of a majority in number of the issued "B" shares or their duly authorized representatives deposited at the registered office of the Company.

     (c) each director so appointed by the holders of the majority in number of the issued "A" shares shall be designated an "A" director and each director so appointed by the holders of the majority in number of the issued "B" shares shall be designated a "B" director.

     (d) the holders of a majority in number of the issued "A" shares may at any time remove or replace any "A" director by notice signed and deposited as described in paragraph (a) above;

     (e) the holders of a majority in number of the issued "B" shares may at any time remove or replace any "B" director by notice signed and deposited as described in paragraph (b) above.


                              ALTERNATE DIRECTORS

13. Any director (other than an alternate director) may appoint any other director or any other person approved by the directors and willing to act to be an alternate director and may remove from office an alternate director so appointed by him. Al alternate director may represent one or more directors. An alternate director shall forthwith cease to be an alternate director if his appointor ceases for any reason to be a director.

14.  An alternate director shall be entitled:

     (a) to receive notice of all meetings of directors and of all committees of directors of which his appointor is a member and to attend any such meeting;

     (b) to one vote for every director whom he represents who is not personally present, in addition to his own vote (if any) as a director at any meeting of the directors or of any committee of directors; and

     (c) to sign a resolution in writing of the directors on behalf of every director whom he represents as well as on his own account if he himself is a director;

     provided that paragraphs (b) and (c) above shall only entitle an alternate director to vote or sign resolutions which his appointor is entitled to vote on or sign.

15. An alternate director shall be entitled generally to perform all the functions of his appointer [sic] as a director in his absence but shall not as an alternate director be entitled to receive any remuneration from the Company, save that he may be paid by the Company that part (if any) of the remuneration otherwise payable to his appointor as his appointor may by notice in writing to the Company from time to time direct.


                        DELEGATION OF DIRECTORS' POWERS

16. The directors may delegate any of their powers to committees consisting of such person (whether directors or not) as they think fit. References in these Articles to a committee of directors shall include a committee of persons as referred to in this Article and references to a director as a member of such a committee shall include a person as so referred. Regulation 72 shall be modified accordingly.


                            PROCEEDINGS OF DIRECTORS

17. No business shall be transacted at any meeting of the directors unless a quorum is present. For these purposes a quorum shall be not less than two directors, one of whom must be an "A" Director (as defined in Article 12) or his alternate and one of whom must always be a "B" Director (as defined in Article 12) or his alternate.

18. A director absent or intending to be absent from the United Kingdom may the directors during his absence to send notices of meetings of the directors to him at such address within the United Kingdom or elsewhere as he may give to the Company for this purpose.

19. A director (including in alternate director) who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract (within the meaning of Section 317 of the Act) with the Company shall declare the nature of his interest at a meeting of the directors in accordance with that section. Subject, where applicable, to such disclosure a director may vote and count in the quorum at a meeting of directors or of a committee of directors on any resolution concerning a matter in which he has, directly or indirectly, an interest or duty which is material and which conflicts or may conflict with the interests of the Company.

20. The directors may dispense with the keeping of attendance books for meetings of the directors or committees of the directors. Regulation 100 shall be modified accordingly.

21. Any director (including an alternate director) may participate in a meeting of the directors or a committee of the directors of which he is a member by means of a conference telephone or similar communicating equipment whereby all persons participating in the meeting can hear each other. A person so participating shall be deemed to be present in person at such meeting and shall be entitled to vote or be counted in quorums accordingly. Such meeting shall be deemed to take place where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting then is.


                                BORROWING POWERS

22. The directors may exercise all the powers of the Company to borrow or raise money and to mortgage or charge its undertaking, property and uncalled capital and subject to Section 80 of the Act, to issue debentures, debenture stock and other securities as security for any debt, liability or obligation of the Company or of any third party.

                                    THE SEAL

23. In addition to its powers under Section 36A of the Act, the Company may have a seal and the directors shall provide for the safe custody of such seal. The directors shall determine who may sign any instrument to which the seal is affixed and unless otherwise so determined it shall be signed by a director. The obligation under Regulation 6 of Table A relating to the sealing of share certificates shall only apply if the Company has a seal.


                            INSURANCE AND INDEMNITY

24. The Company shall be entitled to purchase and maintain insurance for any officer or auditor of the Company against any liability attaching to such persons in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company.

25. Subject to the provisions of the Act, the Company may indemnify every director, auditor or other officer of the Company against all costs, charges, losses, expenses and liabilities incurred by him in defending any proceedings, whether civil or criminal, which relate to anything done or omitted to be done or alleged to have been done or omitted to be done by him as an officer or auditor of the Company and in which judgment was given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under section 144(3) or (4) or Section 727 of the Act in which relief is granted to him by the court.



- -------------------------------------
NAMES AND ADDRESSES OF SUBSCRIBERS


- -------------------------------------
TRAVERS SMITH LIMITED
of Snow Hill
London EC1A 2AL


Peter D. Hill


TRAVERS SMITH SECRETARIES LIMITED
of Snow Hill
London EC1A 2AL

Peter D. Hill
                                                                  ---------
                    TOTAL SHARES TAKEN                                2


- -------------------------------------
Dated the 23rd day of September, 1992
WITNESS to the above signatures:


Ruth Patricia Bracken
10 Snow Hill
London EC1A 2AL

Solicitor's clerk